SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT  [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [ ]

CHECK THE APPROPRIATE BOX:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to sec. 240.14a-12


                             THE LEGACY FUNDS, INC.

                               ------------------

                (Name of Registrant as Specified In Its Charter)

                               ------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:
2)    Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)    Proposed maximum aggregate value of transaction:
5)    Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                             ======================
                               LEGACY GROWTH FUND
                                   A SERIES OF
                             THE LEGACY FUNDS, INC.
                             ======================

                                   61 BROADWAY
                            NEW YORK, NEW YORK 10006

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 7, 2001
                   ------------------------------------------

To the Shareholders of LEGACY GROWTH FUND:

      The Special Meeting of Shareholders of the Legacy Growth Fund (the "Fund"), a series of The Legacy Funds, Inc. (the "Trust"), will be held in the offices of Ingalls & Snyder LLC, 61 Broadway, New York, New York 10006, on December 7, 2001 at 3:30 P.M. for the following purposes:

      -     to elect two Trustees (Proposal 1);

      - to consider and vote upon a proposal to ratify the selection of the firm of Arthur Andersen LLP as independent public accountants of the Fund for the fiscal year ending October 31, 2002 (Proposal 2); and

      - to transact such other business as may properly come before the meeting or any adjournment thereof.

      Shareholders of record at the close of business on November 2, 2001, will be entitled to vote at the meeting and any adjournment thereof.

      SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. If you attend the meeting and wish to vote in person, your proxy will not be used.

                                    By Order of the Board of Trustees


                                    /S/ PAUL FLAA

                                        Paul Flaa
                                        Secretary

November 6, 2001

                               LEGACY GROWTH FUND
                                   A SERIES OF
                             THE LEGACY FUNDS, INC.
                                   61 BROADWAY
                            NEW YORK, NEW YORK 10006

                               ------------------

                                 PROXY STATEMENT

                                       FOR

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 7, 2001


                               ------------------


      Legacy Growth Fund (the "Fund") is a series of The Legacy Funds, Inc., a business trust organized in the state of Delaware (the "Trust"). This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of the Trust to be voted at the Special Meeting of Shareholders of the Trust to be held in the offices of Ingalls & Snyder LLC, 61 Broadway, New York, New York 10006, on December 7, 2001 at 3:30 P.M. and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the accompanying notice of meeting and proxy card are being mailed to shareholders for the first time on or about on November 6, 2001.

      You can ensure that your shares are properly voted at the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the envelope provided. You may revoke your proxy at any time prior to the time your shares actually are voted by (i) filing a written notice of revocation with the Secretary of the Trust, (ii) presenting another proxy with a later date or (iii) notifying the inspectors of election at the Special Meeting of the revocation. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy. If no such instructions are specified, the proxy will be voted "FOR" the election of each nominee named in Proposal 1 and "FOR" Proposal 2 described in this Proxy Statement. If any nominee for the office of Trustee becomes unable to act as a Trustee, the persons named in the proxy will vote for the election of such other person as the Board of Trustees of the Trust may recommend.

      Shareholders of record at the close of business on November 2, 2001, will be entitled to vote at the meeting and any adjournment thereof. The Fund had outstanding 598,478 voting shares on such date. Each share held by a shareholder is entitled to one vote. If a shareholder who attends the meeting in person or returns a proxy abstains from voting as to any matter (or withholds authority to vote for any or all Trustees), then the shares held by such shareholder will be deemed present at the Special Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. With respect to matters requiring the affirmative vote of a specified percentage of total shares outstanding, an abstention will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Broker non-votes will be treated in the same manner as abstentions. Broker non-votes occur where: (i) shares are held by brokers or nominees, typically in "street name"; (ii) instructions have not been received from the beneficial owners or persons entitled to vote; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

      A plurality of the votes cast at the Special Meeting is required to elect a Trustee. Approval of Proposal 2 will require the affirmative vote of a majority of the votes cast at the Special Meeting. Accordingly, abstentions and broker non-votes will have no effect on Proposals 1 and 2, for which the required votes is a plurality or majority of the votes cast.

      The Board of Trustees of the Trust knows of no business other than that mentioned in the Notice of the Meeting that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named as proxies on the enclosed proxy card to vote in accordance with their best judgment to the extent shareholders have granted this authority by marking the appropriate box on the proxy card.

      A majority of the shares of the Fund outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. No business can be conducted at the Special Meeting unless a quorum is present. In the event that a quorum is not present, or if sufficient votes in favor of any proposal are not received by the time of the Special Meeting, the meeting may be adjourned to permit the gathering of additional proxies. Any such adjournment of the Special Meeting will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Special Meeting to be adjourned. Adjournment of the meeting will not require any further notice to shareholders other than announcement at the meeting of the time and place at which the meeting will be resumed. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of all proposals, including all nominees in Proposal 1. They will vote against any such adjournment those proxies which have withheld authority to vote for any nominees in Proposal 1 and those proxies which are required to be voted against or to abstain from voting on any other proposal.

      The solicitation of proxies will be primarily by mail. Supplementary solicitation may be made by mail, telephone, facsimile transmission or oral communication by officers of the Fund or employees of Ingalls & Snyder LLC, the Fund's distributor. It is expected that the cost of such supplementary solicitation, if any, will be nominal. The Fund will bear the cost of this solicitation.

      WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, THE BOARD OF TRUSTEES REQUESTS THAT YOU COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. If you attend the Special Meeting and wish to vote in person, your proxy will not be used.

                   MATTERS TO COME BEFORE THE SPECIAL MEETING


                       PROPOSAL 1 -- ELECTION OF TRUSTEES

      Effective May 24 and May 25, 2001, respectively, Steven M. Foote resigned from his positions as a Trustee and as an officer of the Trust and Steven L. Wood resigned from his position as a Trustee of the Trust. The disinterested Trustees of the Board, Theodore F. Ells and Barnabas B. B. Breed, have selected and proposed Edward W. Wheeler and recommended Thomas O. Boucher, Jr. as nominees for election as Trustees. The Board of Trustees has nominated Messrs. Boucher and Wheeler for election as Trustees to fill the vacancies created by the resignations of Messrs. Foote and Wood.

      The Trust's Agreement and Declaration of Trust provides that each Trustee shall serve during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court, or is removed. In addition, any Trustee may resign, and any Trustee may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy exists for any reason, the remaining Trustees may fill such vacancy by appointment of another Trustee. The Trustees may not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies.

      The Board of Trustees was elected by the sole shareholder of the Fund before the Fund was offered the public. If the Board of Trustees were to fill the vacancies created by the resignations of Messrs. Foote and Wood, less than two-thirds of the Trustees currently holding office have been elected by the shareholders. The Trustees have called this Special Meeting for the principal purpose of electing Trustees to fill the vacancies created by the resignations of Messrs. Foote and Wood.

      Proxies will be voted for the election of each of the nominees unless instructions are given on the proxy card to withhold authority to vote for one or more of the nominees. All of the nominees have agreed to serve as Trustees of the Fund.

      THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR ELECTION AS TRUSTEE LISTED BELOW.

      The name, age (as of the date of the Special Meeting), principal occupations for the past five years and other business experience of each Trustee and nominee for election as a Trustee and the terms for which they have been nominated are set forth below.

NOMINEES FOR ELECTION AS TRUSTEES

<F1>THOMAS O. BOUCHER, JR., age 43
Managing Director
Ingalls & Snyder LLC
61 Broadway
New York, New York 10006

            Mr. Boucher has been a Managing Director of the Fund's investment adviser and distributor, Ingalls & Snyder LLC, since January 1996. Mr. Boucher was a general partner of Ingalls & Snyder from January 1995 to January 1996 and a limited partner of Ingalls & Snyder from January 1994 to January 1995. Mr. Boucher has been employed in the High Yield Bond Department of Ingalls & Snyder since June 1992. Mr. Boucher is also a general partner of Ingalls & Snyder Value Partners L.P., an investment partnership. He also serves as a Trustee on the boards of The Downtown Association of the City of New York and the Crater Club.

EDWARD W. WHEELER, age 58
Senior Vice President
The Buckingham Research Group Inc.
630 Third Avenue
New York, New York 10016

            Mr. Wheeler has been Senior Vice President of the Buckingham Research Group, a brokerage firm, since February 1999. Previously, Mr. Wheeler was a Vice President at J. P. Morgan & Co. from September 1993 to February 1999.

      It is not contemplated that any nominee will be unable to serve. If prior to the Special Meeting a nominee should become unable to serve, the shares represented at the Special Meeting will be voted by the proxyholders for such other person as the Board of Trustees may recommend.

CONTINUING TRUSTEES

THEODORE F. ELLS, age 61
Partner
Craig & Ells
28 West 44th Street
New York, NY 10036

            Mr. Ells first became a Trustee of the Trust in July 1999. Mr. Ells has been a partner at the law firm of Craig & Ells since 1985. Previously, Mr. Ells was Assistant General and International Counsel of U.S. Industries, Inc., a diversified manufacturing and services business. Mr.

---------------------
<F1>
This nominee will be an "interested person" of the Trust as defined in the Investment Company Act of 1940 because of his position with the Trust's Investment Adviser and its affiliates.

      Ells is Chairman of the Brooklyn Youth Chorus, Inc. and a Trustee of the Connecticut Trust for Historic Preservation.

<F2>ROBERT E. BELKNAP, age 63
Managing Director
Ingalls & Snyder LLC
61 Broadway
New York, NY 1006

            Mr. Belknap first became a Trustee of the Trust in July 1999. Mr. Belknap has been a Managing Director of the Fund's investment adviser and distributor, Ingalls & Snyder LLC, since 2000. Prior to joining Ingalls & Snyder as a Principal in 1993, Mr. Belknap was a Senior Vice President of Seligman Securities, Inc. with responsibility for managing client investment portfolios and, concurrently, Principal of Robert E. Belknap & Co. He is also a Senior Security Analyst of the New York Society of Security Analysts, a North American Member of the International Society of Financial Analysts and a Fellow Member of the Financial Analysts Federation and of the Association of Investment Management and Research. Mr. Belknap is also the Portfolio Manager of the Fund.

BARNABAS B.B. BREED, age 57
Principal
Law Firm of Breed & Associates
551 Fifth Avenue
New York, NY 10017

            Mr. Breed first became a Trustee of the Trust in July 1999. Mr. Breed has been the Principal of the Law Firm of Breed & Associates since 1977. Mr. Breed also serves as a Director on the board of the Wayne Art Center, a non-profit organization.

BOARD MEETINGS AND COMMITTEES

      The Fund has an Audit Committee whose members include Theodore F. Ells and Barnabas B. B. Breed. Messrs. Ells and Breed are not affiliated with the Fund's investment adviser or distributor and are not otherwise interested persons as defined by the Investment Company Act of 1940. The primary functions of the Audit Committee include but are not limited to: (i) assisting the Board of Trustees in its oversight of the Fund's financial reporting process and system of internal controls regarding finance and accounting; (ii) assisting the Board of Trustees in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof, including the independence and performance of the Fund's independent auditors; (iii) assisting the Board of Trustees in selecting, evaluating and, where deemed appropriate, replacing the independent auditors; and (iv) facilitating communication between

---------------------
<F2>
Mr. Belknap is an interested person of the Trust as defined in the Investment Company Act of 1940 because of his position with the Fund's Investment Adviser and its affiliates and his position as an officer of the Trust.

the independent auditors, the financial management personnel of the Fund and the Board of Trustees.

      The Audit Committee held two meetings during the fiscal year ended October 31, 2001.

      The Audit Committee and the Board of Trustees have adopted a written charter setting forth the duties and responsibilities of the Audited Committee, and such charter was approved by the Board of Trustees of the Fund on June 11, 2001 and was amended on October 25, 2001. A copy of the charter, as currently in effect, is included in this Proxy Statement as Appendix A.

      The Fund does not have a standing, nominating or compensation committee.

      During the most recent fiscal year ended October 31, 2001, the Board of Trustees held four regular meetings and one special telephonic meeting. Each of the Trustees attended 100% of the aggregate number of meetings of the Board and meetings of the Board committees on which they served.

                              OFFICERS OF THE TRUST

      The officers of the Trust are appointed to serve until the qualification of their respective successors. The officers of the Trust are:

                                                       OFFICER
NAME                     OFFICE                   AGE   SINCE
------------------------ ----------------------- ----- -------
Robert E. Belknap        President                63    2000
Elizabeth A. Larson      Vice President           37    2000
Joseph Neuberger         Treasurer                39    2000
Paul Flaa                Secretary                36    2000
Dana Armour              Assistant Secretary      33    2000


      The principal occupations during the last five years and other business experience for each officer of the Trust who is not a Trustee are set forth below.

JOSEPH NEUBERGER
Senior Vice President
Firstar Mutual Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

            Mr. Neuberger has been the Senior Vice President of Firstar Mutual Fund Services, LLC ("Firstar") since 1999. He served as a Vice President of Firstar from 1994 to 1999. Mr. Neuberger also serves as an officer of other mutual funds registered under the Investment Company Act of 1940 that are clients of Firstar.

ELIZABETH A. LARSON
Associate
Ingalls & Snyder LLC
61 Broadway
New York, NY 10006

            Ms. Larson has been an associate of the Fund's investment adviser and distributor, Ingalls & Snyder LLC, since 1993. Previously, Ms. Larson was a Registered Representative with Seligman Securities, Inc. Ms. Larson also serves as a Trustee and President of the Alumni Association of The Packer Collegiate Institute.

PAUL FLAA
Compliance Administrator
Firstar Mutual Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

            Mr. Flaa has been a Compliance Administrator of Firstar since February 2000. From September 1999 to February 2000, Mr. Flaa was a Registered Representative at the Aid Association for Lutherans, a fraternal benefit society engaged in business of managing mutual funds, insurance and annuities. From November 1986 to September 1999, Mr. Flaa served as the Chief Financial Officer of the Lutheran Association of Missionaries and Pilots-LAMP Inc., a non-profit mission organization. Mr. Flaa is also the Assistant Secretary of Ayco Series Trust and Brazos Insurance Funds, separate investment companies registered under the Investment Company Act of 1940 that are clients of Firstar.

DANA ARMOUR
Vice President
Firstar Mutual Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

            Ms. Armour is currently the Vice President of Firstar and has been employed with Firstar in various positions since 1988. Ms. Armour also serves as an officer of other mutual funds registered under the Investment Company Act of 1940 that are clients of Firstar.

                      COMPENSATION OF OFFICERS AND TRUSTEES

      The Trust does not compensate the Trustees who are officers or employees of the investment adviser or its affiliates. The independent Trustees receive a fee of $250 for each meeting of the Trustees which they attend in person or by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses. The Board of Trustees holds regular quarterly meetings. The Trust does not offer any retirement benefits for Trustees.

      The total compensation received by Trustees and officers of the Fund for service during the Fund's fiscal year ended October 31, 2001 was $3,250. The total amount of expenses incurred for which the Trustees were reimbursed was $0.

      The following table sets forth the aggregate compensation received by each Trustee (or nominee) of the Trust from the Trust during the Fund's fiscal year ended October 31, 2001. Such compensation does not include reimbursements to the Trustees for their expenses incurred in connection with their activities as Trustees.


                               COMPENSATION TABLE

                                                          AGGREGATE COMPENSATION
NAME OF TRUSTEE OR NOMINEE                                    FROM THE TRUST
------------------------------------------------------    ----------------------
Theodore F. Ells......................................             $1,250
Robert E. Belknap.....................................                 $0
Thomas O. Boucher, Jr. ...............................                 $0
Barnabas B. B. Breed..................................             $1,250
Edward W. Wheeler.....................................                 $0
Steven M. Foote.......................................                 $0
Steven L. Wood........................................               $750


                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table provides information with respect to shares of the Fund beneficially owned by each Trustee and each nominee for election as a Trustee and by all Trustees, nominees and executive officers as a group as of October 31, 2001. No nominee or continuing Trustee or officer, other than Robert
E. Belknap and Theodore F. Ells, beneficially owns more than 1% of the Fund's outstanding shares. On October 31, 2001, all Trustees, nominees and officers of the Fund as a group beneficially owned 161,510 shares (approximately 26.5% of the shares outstanding on such date) of the Fund.

         The table below sets forth the shares owned by the Trustees of the Fund and the Fund's Trustees and officers as a group as of October 31, 2001.


NAME                                                 NUMBER OF SHARES <F2>         PERCENT BENEFICIALLY OWNED OF CLASS
----                                                 ----------------              -----------------------------------
TRUSTEES AND NOMINEES
Theodore F. Ells............................             8,515<F3>                                1.4%
Robert E. Belknap...........................           148,383<F4><F5>                           24.4%
Thomas O. Boucher Jr........................                 0                                   <F1>
Barnabas B. B. Breed........................             2,870<F4>                               <F1>
Edward W. Wheeler...........................                 0                                   <F1>

OFFICERS WHO ARE NOT ALSO TRUSTEES
Joseph Neuberger.............................                0                                   <F1>
Elizabeth A. Larson..........................            1,742                                   <F1>
Paul Flaa....................................                0                                   <F1>
Dana Armour..................................                0                                   <F1>

ALL TRUSTEES, OFFICERS AND NOMINEES AS A               161,510                                   26.5%
   GROUP (9 PERSONS)

---------------------

<F1>  Less than 1%.
<F2>  Except as otherwise indicated, the beneficial owner has sole voting and investment power.
<F3>  Includes 665 shares owned and voted by Mr. Ell's daughter (as to which
      Mr. Ells disclaims beneficial ownership)
<F4>  Includes shares owned by, or jointly held with, spouses as follows: Mr.
      Belknap -- 16,675 shares owned by Mrs. Belknap; Mr. Breed -- 2,870 shares owned by Mrs. Breed; Ms. Larson -- 607 shares owned by John Gursky, her husband.
<F5>  Includes 52,358 shares owned and voted by Mr. Belknap's children (as to which Mr. Belknap disclaims beneficial ownership)

TRUSTEES' INVESTMENT IN THE FUND

         The following sets forth the dollar range of shares of the Fund held by each Trustee or nominee as of October 31, 2001.


                                                          DOLLAR RANGE OF EQUITY
     NAME OF TRUSTEE OR NOMINEE                           SECURITIES IN THE FUND

     Theodore F. Ells...................................  $50,001 - $100,000
     Robert E. Belknap..................................  over $100,000
     Thomas O. Boucher Jr...............................  $0
     Barnabas B. B. Breed...............................  $10,001 - $50,000
     Edward W. Wheeler..................................  $0


    PROPOSAL 2 -- RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Subject to approval by the shareholders, the Board of Trustees has selected the firm of Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin, to serve as the Fund's independent auditors for the fiscal year ending October 31, 2002.

         Representatives of Arthur Andersen LLP are not expected to be present at the Special Meeting of Shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS' FEES

         The following table sets forth the aggregate fees billed by the independent public accountants for the Fund's fiscal year ended October 31, 2001, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to shareholders; (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the investment adviser and provide services to the Fund; and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the investment adviser and provide services to the Fund.


                     FINANCIAL INFORMATION
                      SYSTEMS DESIGN AND
AUDIT FEES            IMPLEMENTATION FEE               OTHER FEES<F1>
----------           ---------------------             ----------
  $8,000                      $0                         $1,700

---------------------

<F1>     Comprises fees for preparation of tax returns and for conducting an internal control study of the Fund. The Audit Committee and the Board of Trustees have considered the provision of these services in evaluating the independence of Arthur Andersen LLP.


         THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

         The principal office of the Fund's investment adviser and distributor, Ingalls & Snyder LLC, is located at 61 Broadway, New York, NY 10006. As a result of a contractual agreement undertaken by Ingalls & Snyder LLC to waive its advisory fees or to reimburse the Fund's expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses on an annualized basis do not exceed 1.70% of the Fund's average net assets, Ingalls & Snyder LLC has waived all investment advisory fees incurred by the Fund for the fiscal year ended October 31, 2001.

         The principal office of the Fund's administrator, Firstar Mutual Fund Services, LLC, is located at 615 East Michigan Street, Milwaukee, WI 53202.

ANNUAL REPORT DELIVERY

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001 TO ANY SHAREHOLDER UPON REQUEST. CONTACT THE LEGACY FUNDS INC. AT 61 BROADWAY, NEW YORK, NEW YORK 10006 OR CALL 800-221-2598 TO REQUEST A COPY OF THE ANNUAL REPORT.

                                    By Order of the Board of Trustees

                                    /s/ PAUL FLAA

                                    Paul Flaa
                                    Secretary

                                   APPENDIX A


                             THE LEGACY FUNDS, INC.

                             AUDIT COMMITTEE CHARTER

   ADOPTED BY THE BOARD OF TRUSTEES JUNE 11, 2001 AND AMENDED OCTOBER 25, 2001

      This Charter sets forth the powers, duties and responsibilities of the Audit Committee.

I.    STATUS AND PURPOSE

      The Audit Committee is a committee of the Board of Trustees of the Fund.

      The primary purpose of the Audit Committee is to:

          A. assist the Board of Trustees in its oversight of the Fund's financial reporting process and system of internal controls regarding finance and accounting;

          B. assist the Board of Trustees in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof, including the independence and performance of the Fund's independent auditors;

          C. assist the Board of Trustees in selecting, evaluating and, where deemed appropriate, replacing the independent auditors; and

          D. facilitate communication between the independent auditors, the financial management personnel of the Fund and the Board of Trustees.

      The subject matter covered by this Charter is not the exclusive jurisdiction of the Audit Committee and may be addressed by the Board of Trustees as well in its discretion.

      The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board of Trustees and the Audit Committee.

      The function of the Audit Committee is oversight. The Fund's Treasurer (chief financial officer), administrator and accounting agent have the primary responsibility for establishing and maintaining systems for accounting, reporting and internal controls. The Fund's Treasurer, administrator and accounting agent also are responsible for selecting appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund's independent auditors have the primary responsibility to plan and implement a proper audit, with proper consideration given to internal controls and the accounting and reporting practices of the Fund.

      The Board of Trustees and the Audit Committee recognize that financial management of the Fund, the Fund's administrator and accounting agent and the Fund's independent accountants have more knowledge and more detailed information about the Fund than do the members of the Audit Committee. Accordingly, in assisting the Board of Trustees with its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Fund's financial statements or any professional certification as to the work of the Fund's independent accountants or the Fund's financial management, administrator or accounting agent.

      The independent auditors of the Fund ultimately are accountable to the Board of Trustees and the Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval).

II.   COMPOSITION

      The Audit Committee shall have two or more members, each of whom shall be an independent Trustee of the Fund and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a Trustee is independent if he is not an "interested person" of the Fund or the investment adviser, administrator or accounting agent of the Fund as that term is defined in the Investment Company Act of 1940.

      In appointing members of the Audit Committee, the Board of Trustees shall give preference to Trustees who have a working familiarity with basic finance and accounting practices. With the approval of the Board, Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Fund.

      Unless a Chairman is designated by the Board of Trustees, the members of the Audit Committee may designate a Chairman by majority vote.

III.  MEETINGS

      The Audit Committee shall meet at least two times annually, or more frequently in the discretion of the Committee. The Audit Committee may meet alone and outside the presence of management personnel (including personnel of the Fund's investment adviser, administrator and accounting agent and their affiliates) with the Fund's independent public accountants and auditors and with outside legal counsel.

      As part of its job to facilitate communication, the Audit Committee should meet annually with senior financial management personnel responsible for accounting and financial reporting for the Fund, as it deems appropriate, and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

      Meetings may be held in person or by telephone.

IV.   POWERS, RESPONSIBILITIES AND DUTIES

      A.  ANNUAL AUDIT AND ENGAGEMENT OF INDEPENDENT AUDITORS

      In connection with the annual audit of the Fund's financial statements and the engagement of the Fund's independent auditors, the Audit Committee shall:

1. Recommend to the Board the selection of the independent auditors, considering independence, performance, effectiveness and fees;

2. Request, receive in writing and review the independent auditors' specific representations as to their independence, including identification of all significant relationships the auditors have with the Fund, the Fund's investment adviser, administrator, accounting agent (and their respective affiliates) or any other material service provider of the Fund, the Fund's financial management personnel and other relationships that may affect the objectivity and independence of the auditors;

3. Confirm the receipt from the independent auditors of all communications required by current professional standards;

4. Meet with the independent auditors and, as the Committee deems appropriate, the Fund's financial management personnel to review and discuss:

                    (a) the arrangements for, and scope of, the annual audit,
               including the independent auditor's review of various reports of the service providers applicable to their internal controls;

                    (b) the personnel, staffing, qualifications and experience of the auditors;

                    (c) the results of the audit of the Fund's financial
               statements; and

                    (d) the management letter, if any, prepared by the
               independent auditors and the response of the Fund's financial management personnel, including review of the status of any prior recommendations; and

5. Meet at least annually with the independent auditors, separate and apart from the Fund's financial management personnel.

      B.  OTHER DUTIES AND RESPONSIBILITIES

      The Audit Committee also shall:

1. Review any material changes to the Fund's accounting policies as suggested by the independent auditors, the Fund's accounting services agent or the Fund's financial management personnel;

2. Request the Fund's financial management personnel, the Fund's administrator and accounting agent and the Fund's independent accountants to review significant tax accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the

      Internal Revenue Code) and their affect on amounts distributed and reported to shareholders for Federal tax purposes and review any material accounting, tax, valuation or recordkeeping issues that may affect the Fund, its financial statements or the amount of its dividends or distributions (including matters affecting qualification under Subchapter M of the Internal Revenue Code);

3. Review any significant disagreements between the Fund's financial management personnel, the Fund's administrator or accounting services agent and the independent auditors in connection with the preparation of the Fund's financial statements or its annual and semi-annual reports, including any difficulties encountered and any restrictions on the scope of the work or access to information;

4. Review, annually, the SAS 70 reports with respect to the Fund's administrator and accounting services agent;

5. Review legal and regulatory matters or reports that may have a material impact on the financial statements; and

6. Report its significant activities to the Board and make such recommendations with respect to the foregoing matters as the Audit Committee may deem necessary or appropriate.

      C.  ANNUAL REVIEW OF THIS CHARTER

      The Audit Committee shall review this Charter, as necessary, and recommend any changes to the Board of Trustees.

      D.  OTHER POWERS

      The Audit Committee shall have the following additional powers:

1. To carry out its responsibilities, the Audit Committee shall have direct access to the personnel responsible for the Fund's accounting and financial reporting and for the Fund's internal controls, as well as the independent auditors and the Fund's service providers.

2. The Audit Committee may investigate any other matter brought to its attention within the apparent scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

3. The Audit Committee may perform any other activities consistent with this Charter, the Fund's Certificate of Incorporation, By-Laws, and governing law, as the Board of Trustees deems necessary or appropriate.

PROXY                         LEGACY GROWTH FUND                           PROXY

                             THE LEGACY FUNDS, INC.


          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 7, 2001

The undersigned hereby appoints Robert E. Belknap and Elizabeth A. Larson as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of capital stock of Legacy Growth Fund held of record by the undersigned on November 2, 2001 at the Special Meeting of Shareholders to be held on December 7, 2001, or any adjournment thereof.





                                   NOTE: Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, Trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


                                   Signature


                                   Authorized signature if held jointly


                                   Date

This proxy is solicited on behalf of the Board of Trustees. The Trustees recommend voting "FOR" all nominees and proposals. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all nominees in Proposal 1 and "FOR" Proposal 2. Please mark, sign, date and return the proxy card promptly using the enclosed envelope. To vote, mark blocks below in blue or black ink. Example: [X]


1.      Election of Trustees (Proposal 1):                                            FOR ALL         WITHHOLD         FOR ALL
                                                                                                                       EXCEPT*
                                                                                                                   (AS MARKED BELOW)

                                                                                        [ ]             [ ]              [ ]
                    Thomas O. Boucher, Jr.     Edward W. Wheeler

*NOTE: IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" ONE OF THE NOMINEES,
MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE.
YOUR SHARES WILL BE VOTED "FOR" THE OTHER NOMINEE.


                                                                                        FOR           AGAINST           ABSTAIN

2.      The ratification of the selection of Arthur Andersen LLP as independent         [ ]             [ ]              [ ]
        public accountants.  (Proposal 2)


                                                                                  GRANT AUTHORITY     WITHHOLD          ABSTAIN
                                                                                                      AUTHORITY

3.      In their discretion, the Proxies are authorized to vote upon such other         [ ]             [ ]              [ ]
        business as may properly come before the meeting or any adjournment thereof.
